Exhibit 10.17

DEBENTURE PURCHASE AGREEMENT

SUBBSCRIPTION: The undersigned, Riannon Limited, (the "Subscriber"), in consideration of $270,000.00 hereby purchases the Convertible Debenture, a copy of which is attached hereto as "Exhibit A" (the "Convertible Debenture") issued by ABERDENE MINES LIMITED, a Nevada corporation (the "Company") with its principle place of business in Las Vegas, Nevada. This agreement is subject to the following terms and conditions:

a. No Convertible Debenture shall be transferred to the undersigned until the entire consideration is received by the Company.

b. The Convertible Debenture must be held for a period of at least one (1) year and is deemed a "restricted security" as that term is defined in Rule 144 of the Securities Act of 1933. If consideration is required to be paid in order to convert the Convertible Debenture to shares of the Company's common stock, the common stock so issued will be a "restricted security" and must be held for at least one year from the date of conversion. If no consideration of any kind is paid for the conversion, then the shares so issued will be a "restricted security, " but the holding period runs from the date the Subscriber loaned the money evidencing the Convertible Debenture to the Company. The Convertible Debenture and shares underlying the Convertible Debenture may only be resold in compliance with Regulation S of the Securities Act of 1933 (Regs. 901-905).

c. The parties hereto are relying exclusively upon Regulation S of the Securities Act of 1933 (Regs. 901-905) for the offer and sale of the Convertible Debenture.

d. The Convertible Debenture and the underlying shares will contain a restrictive legend required by Regulation S.

2. REPRESENTATIONS AND WARRANTIES: The undersigned Subscriber hereby represents and warrants to the Company:

a. The undersigned Subscriber understands that the Company's Convertible Debenture and underlying shares HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES AND NO REGISTRATION STATEMENT HAS BEEN FILED WITH ANY REGULATORY AGENCY.

b. The undersigned Subscriber is not an underwriter and would be acquiring the Company's Convertible Debenture and underlying shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

c. The undersigned Subscriber is not a person in the United States of America and at the time the buy order was originated, the Subscriber was outside the United States of America. The undersigned Subscriber is not a citizen of the United States (a U.S. Person) as that term is defined in Reg. S of the Securities Act of 1933 and was not formed by a U. S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933.

d. The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the Convertible Debenture and underlying shares would be suitable and consistent with his or her investment program and that his or her financial position enable him or her to bear the risks of this investment;

e. To the extent that any federal, and/or state securities laws shall require, the Subscriber hereby agrees that any securities acquired pursuant to this Agreement shall be without preference as to assets;

f. The certificate for Convertible Debenture and underlying shares will contain a legend that transfer is prohibited except in accordance with the provisions of Regulation S.

g. The Subscriber has had the opportunity to ask questions of the Company and has received all information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber acknowledges receipt of: (1) all material books, records and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all information required to be contained in a registration statement filed in accordance with the rules and regulations of the United States Securities and Exchange Commission; and, (4) an opportunity to question the appropriate executive officers;

h. The Subscriber has satisfied the suitability standards and securities laws imposed by government of Jersey;

i. The Subscriber has adequate means of providing for his current needs and personal contingencies and has no need to sell the Convertible Debenture or underlying shares in the foreseeable future (that is at the time of the investment, Subscriber can afford to hold the investment for an indefinite period of time);

j. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading and interpreting financial statements. Further, Subscriber is a "sophisticated investor" as that term is defined in applicable court cases and the rules, regulations and decisions of the United States Securities and Exchange Commission.

k. The offer and sale of the Convertible Debenture and underlying shares referred to herein is being made outside the United States within the meaning of and in full compliance with Regulation S.

l. The Subscriber is not a U. S. person within the meaning of Regulation S and is not acquiring the Convertible Debenture or underlying shares for the account or benefit of any U. S. person; and,

m. The Subscriber agrees to resell such Convertible Debenture and underlying shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration.

3. STATUS OF PURCHASER:

[ ] I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

[ ] I am a member of, or an associate or affiliate of a member of the National Association of Securities Dealers. Attached is a copy of an agreement signed by the principal of the firm with which I am affiliated agreeing to my participation in this investment.

4. MISCELLANEOUS: This Debenture Purchase Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the state of Nevada, United States of America shall govern the rights of the parties to this Agreement and the exclusive jurisdiction and venue of any action brought in connection with this agreement will be the federal and/or state courts of the state of Nevada.

The undersigned Subscriber hereby declares and affirms that he/she/they have read the within and foregoing Debenture Purchase Agreement, is familiar with the contents thereof and agrees to abide by the terms and conditions set forth therein, and knows the statements therein to be true and correct.

IN WITNESS WHEREOF, the parties have executed this Debenture Purchase Agreement this 29th day of March, 2004.

SUBSCRIBER(S)
/s/ Illegible, Director
/s/ Illegible, Director
ACCEPTED BY SELLER:
ABERDENE MINES LIMITED
BY:	/s/ Brent Jardine
Brent Jardine, President